UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

TOUCHPOINT GROUP HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4300 Biscayne Blvd., Suite 203, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

(305) 420-6640

(Registrant’s telephone number, including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Richard Vos resigned his position as a member of the Board of Directors (the “Board”) of Touchpoint Group Holdings Inc. (the “Company”). Mr. Vos’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On the same date, the Board appointed Nalin Jay to serve as an independent member of the Board, to fill the vacancy created by Mr. Vos’ resignation. The Board also appointed Mr. Jay to serve as Chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee and Compensation Committee.

Mr. Jay, age 45, has served as Chief Executive Officer of Carnegie Stewart, a global strategy consultancy, for the past 8 years. In this role, he pioneered the world’s first team turnaround service to help English Premier League clubs and has advised several Premier League managers and players. Mr. Jay’s work has been instrumental in creating significant sponsorship opportunities for English soccer clubs. Concurrent to his role at Carnegie Stewart, Mr. Jay has served as a partner at Artephius Capital Management Limited, a multi strategy quant fund. Prior to that, he was Chief Operating Officer of Axis Stars, the world's biggest online platform for elite sportsmen and women. Mr. Jay was also the Chief Executive Officer of Spencer Chase, a media company focused on the Chinese media market, where he successfully launched the “Beijing Journal,” a luxury travel magazine. He was also previously a strategy advisor to the Shenzhen Stock Market. Mr. Jay is a graduate of the London School of Economics.

Item 7.01. Regulation FD Disclosure.

On December 12, 2019, the Company issued a press release announcing Mr. Vos’ retirement from the Board, and Mr. Jay’s appointment to the Board. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the registrant dated December 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Touchpoint Group Holdings Inc.

Dated: December 17, 2019	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer

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